                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           Murfreesboro Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                     [LOGO]

                           MURFREESBORO BANCORP, INC.

                                 March 29, 2001

TO THE STOCKHOLDERS OF MURFREESBORO BANCORP, INC.:

In connection with the Annual Meeting of Stockholders of your Company to be held on April 19, 2001, we enclose a Notice of Annual Meeting of Stockholders, a proxy statement, and a form of proxy.

The shareholders are being asked to elect the board of directors to serve until the next Annual Meeting of Stockholders in 2002 or until their successors are duly elected and qualified and to ratify the appointment of Rayburn, Betts & Bates, P.C. as the Company's independent accountants and auditors for fiscal year 2001. Information about these matters is contained in the attached proxy statement.

You are cordially invited to attend the Annual Meeting of Stockholders in person. We would appreciate your completing the enclosed form of proxy so that your shares can be voted in the event that you are unable to attend the meeting. If you are present at the meeting and desire to vote your shares personally, your form of proxy will be withheld from voting upon your request prior to balloting. We urge you to return your proxy card in the enclosed envelope as soon as possible.

Sincerely,



William E. Rowland                                      Joyce Ewell
President and Chief Executive Officer                   Executive Vice President

                           MURFREESBORO BANCORP, INC.
                             615 Memorial Boulevard
                          Murfreesboro, Tennessee 37129

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 APRIL 19, 2001

Notice is hereby given that the Annual Meeting of Stockholders of Murfreesboro Bancorp, Inc. (the "Company"), will be held on April 19, 2001, at 5:00 P.M., Central Daylight Savings Time, 615 Memorial Boulevard, Murfreesboro, Tennessee 37129, for the following purposes:

         1. To elect the Board of Directors for the coming year or until their successors have been duly elected and qualified;

         2. To ratify the appointment of Rayburn, Betts & Bates, P.C. as the Company's independent accountants and auditors for fiscal year 2001; and

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

Stockholders of record at the close of business on March 9, 2001 are entitled to notice of and to vote at the Annual Meeting of Stockholders.

                                             By Order of the Board of Directors



                                             Debbie Ferrell
                                             Senior Vice President
                                             Corporate Secretary

                                    IMPORTANT

PLEASE MARK, SIGN, DATE, INDICATE IF YOU PLAN TO ATTEND THE ANNUAL MEETING AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.

                           MURFREESBORO BANCORP, INC.
                             615 MEMORIAL BOULEVARD
                          MURFREESBORO, TENNESSEE 37129

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 19, 2001

                     INFORMATION CONCERNING THE SOLICITATION

This statement is furnished in connection with the solicitation of proxies to be used at the Annual Meeting of Stockholders (the "Annual Meeting") of Murfreesboro Bancorp, Inc. (the "Company") to be held on April 19, 2001 at 5:00 P.M., Central Daylight Savings Time, at the Bank of Murfreesboro, 615 Memorial Boulevard, Murfreesboro, Tennessee 37129 and at any adjournment or adjournments thereof.

At the Annual Meeting, the stockholders will vote to elect a board of directors, and to ratify the appointment of Rayburn, Betts & Bates, P.C. as the Company's independent accountants and auditors for fiscal 2001. If a quorum exists, a plurality of the votes cast is required to elect the directors and a majority of the shares present or represented at the meeting is required to ratify the appointment of Rayburn, Betts & Bates, P.C. as the Company's independent accountants and auditors for fiscal 2001. The holder of each share of the Company's common stock (the "Common Stock") is entitled to one vote on all matters submitted before the Annual Meeting or any adjournments of the Annual Meeting. The presence in person or by proxy of the holders of a majority of the issued and outstanding shares of the Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum.

Stockholders are urged to sign the enclosed form of proxy and return it promptly in the envelope enclosed for that purpose. Proxies will be voted in accordance with the stockholders' directions. If no directions are given, proxies will be voted FOR the election of the nominees named herein as directors, and FOR the ratification of the appointment of Rayburn, Betts & Bates, P.C. as the Company's independent accountants and auditors for fiscal year 2001.

The Board of Directors knows of no other business to be presented at the Annual Meeting. If any other business is properly presented, the person named in the enclosed proxy will use his discretion in voting the shares. The proxy may be revoked at any time prior to the voting thereof by written request to the Company at 615 Memorial Boulevard, Murfreesboro, Tennessee 37129, Attention:
Debbie Ferrell, Secretary. The proxy may also be revoked by submission to the Company of a more recently dated proxy. The giving of the proxy will not affect the right of a stockholder to attend the Annual Meeting and vote in person. If a stockholder is present at the Annual Meeting and desires to vote his or her shares personally, the stockholder's proxy will be withheld from voting upon request prior to balloting.

The solicitation of proxies in the enclosed form is made on behalf of the Board of Directors of the Company. The entire cost of soliciting these proxies will be borne by the Company. In addition to being solicited through the mails, proxies may be solicited personally or by telephone, facsimile or telegraph by officers, directors and employees of the Company who will receive no additional compensation for such activities. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such persons, who will be reimbursed for their reasonable expenses incurred in such connection. It is expected that this Proxy Statement will first be sent to stockholders on March 29, 2001.

                          OUTSTANDING VOTING SECURITIES

Only stockholders of record on March 9, 2001 are entitled to notice of and to vote at the Annual Meeting. On that date there were 907,609 shares of Common Stock issued and outstanding. The holder of each share of Common Stock is entitled to one vote on all matters submitted before the Annual Meeting or any adjournments of the Annual Meeting. The stockholders of the Company do not have cumulative voting rights.

                   SUBORDINATED CONVERTIBLE CAPITAL DEBENTURES

The Company issued $3,000,000 of floating rate subordinated convertible capital debentures ("debentures") on September 29, 1999. Issuance costs related to the debentures is approximately $25,000. The debentures convert to common stock of the Company on August 31, 2011 at a conversion factor based upon the market value of the common stock on that date.

If converted before that date, the conversion will be based upon one share of common stock for every $12.50 of debentures held. The debentures began accruing interest on January 1, 2000 and pay interest every December 15 with the final interest payment being made at maturity. Interest payment is based upon a rate equal to the weighted average prime rate less 0.5%.

The amount of debentures held by directors and officers of the Company at March 9, 2001 totaled $2,172,000.

                        PROPOSAL 1. ELECTION OF DIRECTORS

At the Annual Meeting, the Board of Director nominees are elected to hold office for a term of one year or until their successors are elected and qualified. If any nominee should be unable to accept nomination or election as a director, which is not expected, the proxies may be voted with discretionary authority for a substitute designated by the Board of Directors. The election of a director requires a plurality of the votes cast.

The Board of Directors of the Company recommends the election of the following nominees:

                              Melvin R. Adams, Sr.
                                 Thomas E. Batey
                                   Joyce Ewell
                               John Stanley Hooper
                               William E. Rowland
                                William H. Sloan
                                Joseph M. Swanson
                             Olin O. Williams, M.D.

The following table sets forth certain information regarding each of the Company's directors:

                                                                                                               Initial
         Director                  Age (1)    Position with the Company      Principal Occupation              Election
         --------                  -------    -------------------------      --------------------              --------
         Olin O. Williams, M.D       70       Chairman of the Board          Retired Surgeon                     1998
                                              and Director

         William E. Rowland          53       President, Chief Executive     Bank of Murfreesboro,               1998
                                              Officer and Director           President/Chief Executive
                                                                             Officer

         Joyce Ewell                 57       Executive Vice President       Bank of Murfreesboro,               1998
                                              and Director                   Executive Vice President

         Melvin R. Adams, Sr         61       Director                       State Farm Insurance Agent          1998

         Thomas E. Batey             66       Director                       Batey's Office Supply               1998

         John Stanley Hooper         68       Director                       Retired Farm Supply Dealer          1998

         William H. Sloan            66       Director                       Sloan's Sales and Service, Inc.     1998

         Joseph M. Swanson           62       Director                       Swanson, Inc.                       1998

(1) - Age is as of December 31, 2000.

 The Board of Directors currently consists of the above-named eight directors. At the annual meeting of stockholders, successors to each director whose term expires at such meeting will be elected to serve for one-year terms or until their successors are duly elected and qualified. The Board of Directors has the power to appoint the officers of the Company. Each officer will hold office for such term as may be prescribed by the Board of Directors and until such person's successor is chosen and qualified or until such person's death, resignation or removal. All of the following nominees were re-elected as directors at the April 20, 2000 annual meeting of shareholders. All of the following nominees also serve as directors of the Bank of Murfreesboro (the "Bank") which is a wholly owned subsidiary if the Company.

                      DIRECTORS AND OFFICERS OF THE COMPANY

MELVIN R. ADAMS, SR. is a director of the Company and the Bank having served since 1997. He has approximately nineteen years of banking experience in the Rutherford County market including serving as an advisory director of Commerce Union Bank (now Bank of America, N.A.) from 1980 to 1982, having been a director of First City Bank from January 1986 through March 1996. He was also a director of First City Bancorp, Inc. from June 1988 until it was sold in March 1996. Mr. Adams has been an agent for State Farm Insurance Company since 1971. Mr. Adams is also the owner and president of Adams Aluminum Co., Inc., which provides home remodeling services in Murfreesboro, a company he has owned since 1963. In addition, he is an owner of Adams & Parks, Mel Adams Realty and Hunter-Adams-Parks (partnership), all of which are real estate businesses. He is a licensed contractor, real estate broker and also engages in farming. He holds the Series 6 and 63 securities licenses. Mr. Adams is involved in many community activities and is a member of the Rutherford County Homebuilders Association, the Middle Tennessee Life Underwriters Association, and the Rutherford County Adult Activity Center Board. He holds a Bachelor of Science from Middle Tennessee State University and has attended various insurance schools and programs.

THOMAS E. BATEY is a director of the Company and a director of the Bank having served since 1997. He has approximately twelve years of banking experience in the Rutherford County market having been a director of First City Bank and First City Bancorp, Inc. from 1988 until it sold in 1996. Mr. Batey is the owner and president of Batey's (office supplies) in Murfreesboro since 1957 as well as Batey's Franklin (retail store) since 1967. Mr. Batey also engages in cattle farming and is a partner in Batey's Farms. He is a member and/or Board member of Middle Tennessee Christian School, Middle Tennessee Christian Foundation, Rutherford County Chamber of Commerce, Murfreesboro Jaycees, Murfreesboro Civitan Club, Rutherford County Adult Activity Center and the David Lipscomb University Development Council. He was "Employer of the Year" for the handicapped in 1972 and the Rutherford County Chamber of Commerce's "Business Person of the Year" in 1991. He attended Middle Tennessee State University.

JOYCE EWELL is a director of the Company and executive vice president and a director of the Bank and is responsible for the retail services offered by the bank. She has over thirty-nine years of banking experience in the Rutherford County market. Prior to joining the Bank, Ms. Ewell served as an Area Manager for First American National Bank supervising seven branches. From 1985 to 1996 she held various positions with First City Bank culminating in being a member of the board of directors and first vice president. For twenty-five years from 1961 until 1985, she held various positions with Commerce Union Bank (now Bank of America, N.A.) in Rutherford County, culminating in vice president of marketing. She serves numerous positions with community organizations and has received many community awards including being voted the "Best Banker in Rutherford County" in 1995 and 1999 by the Daily News Journal polling subscribers. She has attended various banking schools and classes including the University of Wisconsin School of Banking.

JOHN STANLEY HOOPER is a director of the Company and the Bank having served since 1997. He has almost twelve years of banking experience in the Rutherford County market having been a director of First City Bank from 1988 until 1996 and as a director of First City Bancorp, Inc. from June 1988 until it sold in March 1996. Mr. Hooper is the part owner and former president of Hooper Supply Co. in Murfreesboro. Mr. Hooper served as president of Hooper Supply Co., Inc. from 1967 until retiring in 1995 and selling the business to his sons. He is a member of the Tennessee Forage and Grassland Council, Farm Bureau, and the Tennessee Cattlemen's Association. He attended Middle Tennessee State University and Atlanta Business College (now Georgia State University).

WILLIAM E. ROWLAND is president and a director of the Company and a director and President and chief executive officer of the Bank having served since 1997. He has thirty years of banking experience in the Rutherford County market including his service with the Bank. In addition to Mr. Rowland's experience as internal auditor, controller and chief financial officer with Mid-South Bank and Trust in Murfreesboro (now SunTrust Bank of Tennessee, N.A.) from 1971 until 1985, he served as president of First City Bancorp, Inc. in Murfreesboro for seven years and supervised the lending function at the bank level from 1989 to 1996. Following the sale of First City Bancorp, Inc. to First American Corporation (which was acquired in 1999 by AmSouth Bancorporation,) Mr. Rowland served as president and chief executive officer of Tennessee Credit Corporation - a consumer finance company owned by First American Corporation. Mr. Rowland is a member of the MTSU Board of Trustees and the Methodist Finance Board. Mr. Rowland holds a Bachelor of Science and Master of Arts in finance from Middle Tennessee State University and is a graduate of the School for Bank Administration at the University of Wisconsin. He has also attended other banking schools including one at the University of Oklahoma. Mr. Rowland is a Certified Public Accountant (inactive) in the state of Tennessee and holds the Series 7 and 63 securities licenses as well as a life insurance license.

WILLIAM H. SLOAN is a director of the Company and a director of the Bank having served since 1997. He has over forty-one years of business experience in the Rutherford County market having been employed in various positions with Murfreesboro Federal Savings & Loan Association (now Calvary Banking, FSB) from 1957 until 1980 and as a director of First City Bank from January 1994 through March 1996. Mr. Sloan is the owner and president of Sloan's Honda-Yamaha, a motorcycle dealership, in Murfreesboro he has owned since 1960. He was the recipient of the Murfreesboro Better Business Bureau's Torch Award for marketplace ethics in 1999. Mr. Sloan is a member of the Murfreesboro Chamber of Commerce and a Board member of Stones River Manor and the Adams Christian Trust. He attended Middle Tennessee State University.

JOSEPH M. SWANSON is a director of the Company and the Bank. He has approximately fifteen years of banking experience in the Rutherford County market having been a director of First City Bank from January 1986 through March 1996, and previously, an advisory director for the Rutherford County offices of First American National Bank. Mr. Swanson is the owner and president of Swanson, Inc., and Swanson Developments in Murfreesboro. He is also a partner in Parsley Brothers Construction and involved in real estate development in Rutherford County and a partner in City Center, Ltd. Mr. Swanson was the Chamber of Commerce's "Business Person of the Year" in 1988.

OLIN O. WILLIAMS, M.D. is the chairman of the board and director of the Company and a director of the Bank. He has approximately fifteen years of banking experience in the Rutherford County market having been a director of First City Bank from January 1986 through March 1996 as well as having been a director of First City Bancorp, Inc. from June 1988 until it was sold in March 1996. Dr. Williams is a retired surgeon having worked at the Murfreesboro Medical Clinic from 1967 until his retirement in 1994. He also serves as a director of National HealthCare, L.P. and National Health Realty, Inc. He is a member of the Rutherford County Medical Society, the Tennessee Medical Association, the American Medical Association, the Southeastern Surgery Congress, Diplomate, and the American Board of Surgery. He holds a Bachelor of Science and Doctor of Medicine from the University of Tennessee.

DEBBIE R. FERRELL is Senior Vice President/Secretary of the Bank and Company. She joined the Bank upon its opening in October 1997. She handles administrative duties, supervises the nondeposit investment product area, serves on various management committees and as a personal banker. Prior to joining the Bank Mrs. Ferrell worked at First American National Bank as a Personal Banker until January 1997. Prior to that time she worked at First City Bank as a Vice President from March 1986 until its acquisition by First American National Bank in March 1996. Before joining First City Bank Mrs. Ferrell worked at Mid-South Bank and Trust (later acquired by Third National Bank, now SunTrust Bank of Tennessee, N.A.)

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors of the Company held seven meetings during the 2000 fiscal year and the Board of Directors of the Bank held fifteen meetings during the 2000 fiscal year. The Board of Directors of the Bank has a Loan Committee. The Audit Committee represents both the Company and Bank.

The Loan Committee met twenty-six times during 2000 and consists of Messrs. Adams, Batey, Hooper, Rowland, Sloan, Swanson and Dr. Williams and Ms. Ewell with Mr. Rowland serving as chairman. The Loan Committee has the responsibility of setting and approving the loan policy, granting lending authority to individual loan officers, approving any loans in excess of a loan officer's lending authority, reviewing loans originated, monitoring the loan portfolio for any loan concentrations, reviewing the allowance for possible loan losses, monitoring past due loans, non-accrual loans and approving loan charge-offs.

The Audit Committee consists of Messrs. Batey, Hooper and Sloan with Mr. Batey serving as chairman and met four times during 2000. All members of the Audit Committee are independent in accordance with the definition set forth by the New Stock Exchange. The Audit Committee has adopted a written Audit Committee Charter which has been approved by the Board of the Directors of the Company and which is attached hereto as Exhibit A. The Audit Committee reviews annual reports and recommendations from the Company's independent auditors, interim reports prepared by the Company's internal auditor, reviews regulatory examinations, reviews reports in regards to the Company's regulatory compliance and provides advice and assistance regarding the Company's accounting, auditing and financial reporting practices.

All directors have served continuously since their first election. Each director attended at least 75% of the meetings of the Board of Directors and the meetings of the applicable committees for which the director is a member during 2000.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following individuals hold 5% or more of the outstanding voting common stock of the Company. No other individual's hold 5% or more of the outstanding voting common stock of the Company as of March 9, 2001.

 NAME AND ADDRESS                               AMOUNT AND NATURE           PERCENT
OF BENEFICIAL OWNER                            BENEFICIAL OWNERSHIP       OF CLASS(1)
-------------------                            --------------------       -----------
William E. Rowland                                   147,087(2)             15.01%
1110 Virginia Avenue
Murfreesboro, Tennessee 37130

Joseph M. Swanson                                    120,300(2)             12.49%
100 East Vine Street - Suite 1500
Murfreesboro, Tennessee 37130

(1) - As of March 9, 2001 there are 907,609 shares of outstanding voting common stock of the Company.
(2) - Includes 40,000 shares held as trustee for two sons' trusts, stock options for 8,000 shares that expire on April 28, 2008 and 64,087 shares from conversion of debentures held in individual retirement account and as trustee for sons' trusts.
(3) - Includes 500 shares held jointly with daughter, stock options for 3,000 shares that expire April 28, 2008 and 52,800 shares from conversion of debentures.

The following table shows the beneficial ownership of all directors and officers of the Company individually and as a group as of March 9, 2001.

                                                                                              AMOUNT AND
                                                                                              NATURE OF
  NAME AND ADDRESS                                                                            BENEFICIAL            PERCENT
OF BENEFICIAL OWNER                                     POSITION                               OWNERSHIP          OF CLASS(1)
-------------------                                     --------                              ----------          ------------
William E. Rowland                           President, Chief Executive Officer and             147,087(2)           15.01%
1110 Virginia Avenue                         Director
Murfreesboro, Tennessee 37130

Joyce Ewell                                  Executive Vice President and Director               34,057(3)            3.68%
2807 Bowers Lane
Murfreesboro, Tennessee 37129

Melvin R. Adams                              Director                                            31,000(4)            3.37%
805 South Church Street
Murfreesboro, Tennessee 37130

Thomas E. Batey                              Director                                            11,045(5)            1.21%
2802 East Main Street
Murfreesboro, Tennessee 37130

John Stanley Hooper                          Director                                            20,732(6)            2.26%
3331 Siegel Lane
Murfreesboro, Tennessee 37129

William H. Sloan                             Director                                            17,000(7)            1.86%
2523 Morgan Road
Murfreesboro, Tennessee 37129

Joseph M. Swanson                            Director                                           120,300(8)           12.49%
100 East Vine Street - Suite 1500
Murfreesboro, Tennessee 37130

Olin O. Williams, M.D                        Director                                            22,275(9)            2.42%
2007 Riverview Drive
Murfreesboro, Tennessee 37129

Debbie R. Ferrell                            Senior Vice President and Secretary                 31,916(10)           3.45%
2621 Spalding Circle
Murfreesboro, Tennessee 37128

All directors and officers as a group                                                           435,437(11)          39.00%

(1) - As of March 9, 2001, there were 907,609 shares of outstanding voting common stock of the Company.
(2) - Includes 40,000 shares held as trustee for two sons' trusts, options for 8,000 shares that expire on April 28, 2008 and 64,087 shares from conversion of debentures held in individual retirement account and as trustee for sons' trusts
(3) - Includes 33 shares held as trustee for a minor, stock options for 5,600 shares that expire on April 28, 2008 and 13,049 shares from conversion of debentures held individually, in individual retirement account and as custodian for a minor.
(4) - Includes stock options for 3,000 shares granted to each non-employee director that expire April 28, 2008 and 8,000 shares from conversion of debentures.
(5) - Includes 250 shares held by wife, stock options for 3,000 shares that expire April 28, 2008 and 2,795 from conversion of debentures.
(6) - Includes 500 shares as custodian for minors, stock options for 3,000 shares granted to each non-employee director that expire April 28, 2008 and 4,954 shares from conversion of debentures held jointly with wife, in individual retirement account, in wife's individual retirement account and as custodian for minors.
(7) - Includes 5,000 shares held by wife, stock options for 3,000 shares granted to each non-employee director that expire April 28, 2008 and 4,000 shares from conversion of debentures held individually and by wife.
(8) - Includes 500 shares held jointly with daughter, stock options for 3,000 shares that expire April 28, 2008 and 52,800 shares from conversion of debentures.
(9) - Includes 400 shares held as custodian for minors, stock options for 3,000 shares that expire April 28, 2008 and 8,795 shares from conversion of debentures held individually and as custodian for minors.
(10) - Includes 200 shares held by husband, 15 shares held as custodian for minors, stock options for 3,600 shares that expire on April 28, 2008 and 12,992 shares from conversion of debentures held individually and as custodian for minors.
(11) - Includes all shares listed in notes (2) through (10) above.

There are currently no arrangements which may result in a change of ownership of control of the Company. The above directors have served as directors since commencement of operations on October 6, 1997 and were re-elected at the shareholder meeting on April 20, 2000. The term is for one year with annual reappointment.

At December 31, 2000, there were no family relationships among directors and officers. With the exception of Dr. Williams, none of the directors of the Company serve as directors of any other company which has a class of securities registered under the Securities Exchange Act of 1934 or any other bank holding company, bank, savings and loan association or credit union. Dr. Williams is a director of National HealthCare Corp. and National HealthRealty, Inc. Further, no director or executive officer has been involved in any legal proceedings including bankruptcy, criminal proceedings or injunction from involvement with any business, banking or securities activities.

                             EXECUTIVE COMPENSATION

The following table sets forth a summary of the compensation paid to or accrued on behalf of the chief executive officer and any other officer of the Company whose aggregate compensation exceeded $100,000 during fiscal years 2000, 1999, and 1998:

                                                ANNUAL COMPENSATION                 LONG-TERM COMPENSATION
                                  ---------------------------------------------  -------------------------------

                                                                                             SECURITIES
                                                                        OTHER                  UNDER-                 ALL
                                                                        ANNUAL   RESTRICTED    LYING                 OTHER
     NAME AND                                                           COMPEN-    STOCK      OPTIONS/    LTIP       COMPEN-
PRINCIPAL POSITION                YEAR        SALARY         BONUS      SATION     AWARDS      SAR'S     PAYOUTS     SATION
------------------                ----       --------       ------      -------  ----------  ----------  -------     -------
William E. Rowland,               2000       $100,300       $3,000       $ --       $ --       $ --       $ --       $   --
 President and                    1999       $ 80,000       $   --       $ --       $ --       $ --       $ --       $   --
 Chief Executive Officer          1998       $ 40,962       $   --       $ --       $ --       $ --       $ --       $1,750(1)

(1) - Represents director fees. All directors were paid $250 monthly through July 1998. Beginning in August 1998 executive directors (Mr. Rowland and Mrs. Ewell) received no director fees.

The non-employee directors were paid $500 per month in 1999 and $750 per month in 2000. There is no other annual compensation for the non-employee directors.

No other officers had compensation in excess of $100,000.

Currently there are no employment contracts between the Company and any of its employees or the Bank and any of its employees.

                        OPTION GRANTS IN LAST FISCAL YEAR

No options were granted to directors or officers during 2000 fiscal year or exercised by officers or directors during the 2000 fiscal year.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND YEAR END OPTION VALUES

No options were granted or exercised in the 2000 fiscal year. Stock options listed below represent options outstanding at December 31, 2000:

                                                                                     NUMBER OF
                                                                                     SECURITIES               VALUE OF
                                                                                     UNDERLYING             UNEXERCISED
                                                                                    UNEXERCISED             IN-THE-MONEY
                                                                                     OPTIONS AT             OPTIONS AT
                                                                                   FISCAL YEAR END        FISCAL YEAR END
                                SHARES
                             ACQUIRED UPON                VALUE                     EXERCISABLE/            EXERCISABLE/
      NAME                   EXERCISE (#)              REALIZED ($)                 UNEXERCISABLE          UNEXERCISABLE
      ----                   -------------             ------------                ---------------        ---------------
William E. Rowland               -0-                       $0                       20,000 / 0             $50,000 / $0

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

As previously mentioned, there are no family relationships between any of the directors and officers of the Company or Bank.

Federal banking regulations require that all loans or extensions of credit to executive officers and directors must generally be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. The Company's policy is not to make any new loans or extensions of credit to the Company's executive officers and directors at different rates or terms than those offered to the general public. The aggregate amount of loans by the Company to its executive officers and directors was approximately $2,449,000 at December 31, 2000.

The Company entered into an agreement with Parsley Brothers Construction Company ("Parsley Brothers") in 1999 for construction of a new main office. Director Swanson is a partner in Parsley Brothers. The original amount of the contract was $2,059,000. With revisions and change orders the final amount of the contract was $2,341,872. The Company paid $790,222 during 2000 in relation to this contract. As part of its normal course of business the Company purchases office supplies, furniture and equipment from a retail store owned by Director Batey. During 2000, the Company paid $52,825 for such office supplies, furniture and equipment.

PROPOSAL 2. RATIFICATION OF THE APPOINTMENT OF RAYBURN, BETTS & BATES, P.C. AS THE COMPANY'S INDEPENDENT ACCOUNTANTS AND AUDITORS FOR FISCAL YEAR 2000

The Board of Directors has confirmed the appointment by the Audit Committee of Rayburn, Betts & Bates, P.C. as the Company's independent accountants and auditors for fiscal 2001. Rayburn, Betts & Bates, P.C. served as independent accountants and auditors of the Company for the years ended December 31, 2000, 1999, 1998 and 1997. A representative(s) of the firm will be present at the Annual Meeting, have an opportunity to make a statement if he (they) so desire and is (are) expected to be available to respond to appropriate questions.

                                   AUDIT FEES

The Company was billed fees of $39,000 for professional services rendered by the accounting firm of Rayburn, Betts and Bates, P.C. for the audit of the Company's financial statements for the most recent fiscal year and the reviews of the financial statements in the Company's Forms 10-QSB for that fiscal year.

          FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

The Company was not billed any fees for professional services rendered by the accounting firm of Rayburn, Betts and Bates, P.C. in the areas of financial system design and implementation during the most recent fiscal year.

                                   OTHER FEES

The Company was billed fees of approximately $13,000 for other services rendered by the accounting firm of Rayburn, Betts and Bates, P.C. for the most recent fiscal year.

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present or represented at the meeting is required to ratify the appointment of Rayburn, Betts & Bates, P.C. as the Company's independent accountants and auditors for fiscal year 2001.

The Board of Directors recommends voting FOR ratification of the appointment of Rayburn, Betts & Bates, P.C. as the Company's independent accountants and auditors for fiscal year 2001.

                                  OTHER MATTERS

The Board of Directors, at the time of the preparation of this Proxy Statement, knows of no business to come before the meeting other than that referred to herein. If any other business should come before the meeting, the persons named in the enclosed Proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

                         AUDIT COMMITTEE REPORT FOR 2000

The Audit Committee reviews annual reports and recommendations from the Company's independent auditors, interim reports prepared by the Company's internal auditor, reviews regulatory examinations, reviews reports in regards to the Company's regulatory compliance and provides advice and assistance regarding the Company's accounting, auditing and financial reporting practices. The Audit Committee has discussed with the independent accountants the matters required by Statement on Auditing Standards (SAS) No. 61 (Communication with Audit Committees) and SAS No. 90 (Audit Committee Communications), has reviewed and discussed the audited financial statements with management and received the written disclosures from the independent accountants as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the independent accountant the independent accountant's independence.

Based upon the review and discussions herein the Audit Committee recommended to the Board of Directors inclusion of the audited financial statements in the Company's Annual Report on Form 10-KSB for fiscal 2000 for filing with the Securities and Exchange Commission. The Audit Committee consists of Messrs. Batey, Hooper and Sloan with Mr. Batey serving as chairman and met four times during 2000. All members of the Audit Committee are independent in accordance with the definition set forth by the New York Stock Exchange. The Audit Committee has adopted a written Audit Committee Charter which has been approved by the Board of the Directors of the Company and which is attached hereto as Exhibit A.

Thomas E. Batey, Chairman
John Stanley Hooper
William H. Sloan

                  SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING

The federal securities laws require the Company's directors, executive officers and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of any securities of the Company. To the Company's knowledge, based solely on a review of these copies furnished to the Company and representations by reporting persons, all of its directors, executive officers and greater than 10% beneficial owners made all filings required in a timely manner.

                              SHAREHOLDER PROPOSALS

Proposals by shareholders to be considered for inclusion in the proxy materials solicited by the Board of Directors for the annual meeting of shareholders in 2002 must be received by Debbie Ferrell, Corporate Secretary, Murfreesboro Bancorp, Inc., Box 20700, Murfreesboro, Tennessee 37129-0700 no later than November 30, 2001. The use of Certified Mail - Return Receipt Requested is advised To be eligible for inclusion, a proposal must also comply with Rule 14a-8 and all other applicable provisions of Regulation 14A under the Securities Exchange Act of 1934.

                          ANNUAL REPORT OF FORM 10-KSB

Copies of the 2000 Annual Report to Shareholders are being mailed to all shareholders together with this Proxy Statement. Upon request, we will provide to you, without charge, a copy of your report on Form 10-KSB for the year ended December 31, 2000 as filed with the Securities and Exchange Commission. Requests should be directed to William L. Webb, Chief Financial Officer, Murfreesboro Bancorp, Inc., Box 20700, and Murfreesboro, Tennessee 37129-0700.

                       BY ORDER OF THE BOARD OF DIRECTORS

Murfreesboro, Tennessee
March 29, 2001                                 Debbie Ferrell
                                               Senior Vice President
                                               Corporate Secretary

                                    EXHIBIT A

                           MURFREESBORO BANCORP, INC.
                             AUDIT COMMITTEE CHARTER

                                     PURPOSE

The primary function of the Audit Committee of Murfreesboro Bancorp, Inc. (the "Corporation") is to assist the Board of Directors in fulfilling its oversight responsibilities with respect to the financial reports and other financial information provided by the Corporation to the stockholders and others, the Corporation's system of internal controls, and the Corporation's audit, accounting, and financial reporting processes generally. In carrying out this function, the Audit Committee shall serve as an independent and objective monitor of the performance of the Corporation's financial reporting process and system of internal control; review and appraise the audit efforts of the Corporation's independent accountants and internal audit department; and, provide for open, ongoing communication among the independent accountants, financial and senior management, internal audit department, and the Board of Directors concerning the Corporation's financial position and affairs.

                                   COMPOSITION

The Audit Committee shall be comprised of three or more directors, as determined by the Board of Directors, each of whom shall be an independent director as determined in accordance with the Corporation's By-laws and New York Stock Exchange. In accordance with Security and Exchange Commission ("SEC") rules, all members of the Audit Committee shall be "financially literate," i.e., familiar with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

                                    MEETINGS

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Committee shall meet at least annually (and more often as warranted) with the internal auditor (or individual from CPA firm conducting the internal audit function) and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believes should be discussed privately. The Committee shall maintain a high degree of independence both in establishing its agenda and directly accessing various members of Murfreesboro Bancorp, Inc. and subsidiary management. The Committee shall meet annually with management. The internal auditor and/or the audit committee of major subsidiary companies (as designated by the Audit Committee) regarding their systems of internal control, results of audits, and accuracy of financial reporting, if applicable.

                           RESPONSIBILITIES AND DUTIES

The Committee's responsibility is oversight, and it recognizes that the Corporation's management is responsible for preparing the Corporation's financial statements. Additionally, the Committee recognizes that financial management (including the internal audit staff), as well as the independent accountants, have more knowledge and more detailed information about the Corporation than do the members of the Committee; consequently, in carrying out its oversight responsibilities the Committee is not providing any expert or special assurance as to the Corporation's financial statements or any professional certification as to the independent accountants' work.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight responsibility. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

         - Review with a representative of financial management and the independent accountants the financial information contained in the Corporation's Quarterly Report on Form 10-Q prior to its filing, the Corporation's earnings announcements prior to release, and the results of the independent accountants' review of Interim Financial Information pursuant to SAS 71. The Chair may represent the entire Audit Committee, either in person or by telephone conference call, for purpose of this review.

         - Review with management and the independent accountants at the completion of the annual audit of the Corporation's consolidated financial statements included in the Annual Report on Form 10-KSB for the last fiscal year and prior to its filling:

                  1. The Corporation's annual consolidated financial statements and related footnotes;

                  2. The independent accountants' audit of the consolidated financial statements and their report;

                  3. Any significant changes required in the independent accountants' examination plan;

                  4. Any serious difficulties or disputes with management encountered during the course of the audit; and

                  5. Other matters related to the conduct of the audit which are to be communicated to the Audit Committee under generally accepted auditing standards including, discussions relating to the independent accountants' judgments about such matters as the quality, not just the acceptability, of the Corporation's accounting practices and other items set forth in SAS 61 (Communications with Audit Committees) or other such auditing standards that may in time modify, supplement or replace SAS 61.

         - On an annual basis, the Audit Committee should ensure receipt of, and review with the independent accountants, a written statement required by Independence Standards Board (ISB) Standard No. 1, as may be modified or supplemented, and discuss with the accountants their independence. The Committee will recommend that the Board of Directors take appropriate action on any disclosed relationships that may reasonably be thought to bear on the independence of the accountants and satisfy itself that the Corporation has engaged independent accountants as required by the Securities Acts administered by the SEC.

         - The Committee will have prepared and review the Audit Committee Report for inclusion in the annual stockholders' meeting proxy statement. The Audit Committee Report must state whether the Audit Committee:

                  1. has reviewed and discussed the audited consolidated financial statements with management;
                  2. has discussed with the independent accountants the matters required to be discussed by SAS 61, as may be modified, supplemented or replaced;
                  3. has reviewed the written disclosures from the independent accountants required by ISB Standard No. 1, as may be modified or supplemented, and has discussed with the accountants their independence; and
                  4. has recommended to the Board of Directors, based on the review and discussions referred to in above items
                           (1) through (3), that the Corporation's consolidated financial statements be included in the Annual Report on Form 10K SB for the last fiscal year for filing with the Commission.

         - The Audit Committee and Board of Directors are responsible for the selection, evaluation and, where appropriate, replacement of the independent accountants. Selection for the ensuing calendar year will be submitted to the stockholders for ratification of rejection at the annual meeting of stockholders. Consistent with these responsibilities, it is recognized that the independent accountants are ultimately accountable to the Board of Directors and Audit Committee.

         - Review and reassess the adequacy of the audit committee charter on an annual basis. The charter will be included as an appendix to the annual stockholders' meeting proxy statement after any significant amendment to the charter.

         - In consultation with the independent accountants and the internal auditor, regularly review the integrity of the Corporation's financial reporting processes and system of internal control.

         - Review and concur in the appointment, replacement, reassignment or dismissal of the internal auditor. Confirm and assure the objectivity of the internal auditor.

         - Review the performance of the internal audit department, including the objectivity and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent accountants.

         - Review, as needed, the internal audit department's charter, which shall define its purpose, authority, and responsibilities.

         - Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the internal auditors or the independent accountants.

         - Review legal and regulatory matters that may have a material impact on the Corporation's consolidated financial statements, regulated compliance policies and programs, and reports received from regulators.

In addition to the activities described above, the Audit Committee will perform such other functions as necessary or appropriate under law, the Corporation's charter or By-laws, and the resolutions and other directives of the Board of Directors.

The Audit Committee shall have the power to conduct or authorize investigations into any matter within its scope of responsibilities and shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

The duties and responsibilities of a member of the Audit Committee are in addition to those duties pertaining to a member of the Board of Directors.

The Audit Committee will report its actions to the Board of Directors with such recommendations as the Audit Committee may deem appropriate.

The above Audit Committee Charter was adopted by the Board of Directors of the Company on March 15, 2001.

                           MURFREESBORO BANCORP, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF STOCKHOLDERS TO
                             BE HELD APRIL 19, 2001

   The undersigned hereby appoints William E. Rowland and Joyce Ewell, their attorneys and agents, with full power of substitution, to vote as proxy for the undersigned, at the Annual Meeting of Stockholders of Murfreesboro Bancorp, Inc. (The "Company") to be held on April 19, 2001 at 5:00 P.M., local time, at the Bank of Murfreesboro, 615 Memorial Boulevard, Murfreesboro, Tennessee and at any adjournment or postponement thereof, according to the number of votes the undersigned would be entitled to vote if personally present on the proposals set forth on the reverse side of this card (and as more particularly set forth on the notice of Meeting enclosed herewith) and in accordance with their discretion on any other procedural matters that may properly come before the meeting or any adjournment or postponement thereof.

   All shares of the Company's Common Stock that are represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions indicated on the reverse side of this card. If no instructions for the proposal are indicated on an executed Proxy Card, such proxies will be voted in accordance with the recommendations of the Board of Directors as set forth herein with respect to such proposal.

                     PLEASE SIGN AND DATE THE REVERSE SIDE


THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR:

1. Approve the election of the Board of Directors to serve a term of one year or until their successors are duly elected.
   (To vote against any director, draw a line through the name of the director:
   Melvin R. Adams, Thomas E. Batey, Joyce Ewell, John Stanley Hooper, William
   E. Rowland, William H. Sloan, Joseph M. Swanson and Olin O. Williams, M.D.)

    [ ] FOR                [ ] AGAINST                [ ] ABSTAIN

2. Approve the election of the public accounting firm of Rayburn, Betts and Bates, P.C. to serve as independent auditors for the 2001 fiscal year.

    [ ] FOR                [ ] AGAINST                [ ] ABSTAIN

3. In their discretion, to act upon such other procedural matters as may properly come before the meeting and any adjournment thereof.

    [ ] FOR                [ ] AGAINST                [ ] ABSTAIN


                                                                              PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY
                                                                              USING THE ENCLOSED ENVELOPE


                                                                             [ ] If you plan to attend the Annual Meeting of
                                                                                 Stockholders, please mark the following box and
                                                                                 promptly return this Proxy Card.

                                                                                 Number Attending
                                                                                                   ---------------------

                                                                             [ ] Change of Address
                                                                                 Mark Here and Write New Address Below


                                                                            ------------------------------------------------------

                                                                            ------------------------------------------------------
                                                                            Signature of stockholders should correspond with the
                                                                            names shown on the Proxy Card. Attorneys, trustees,
                                                                            executors, administrators, guardians and others signing
                                                                            in representative capacity should designate their full
                                                                            titles. If a corporation, please sign in full
                                                                            corporate name by President or other authorized
                                                                            officer. If a partnership, please sign in partnership
                                                                            name by authorized person. Joint owners should each
                                                                            sign.

                                                                            Dated:                                          , 2001
                                                                                   -----------------------------------------

                                                                            ------------------------------------------------------
                                                                                                  Signature

                                                                            ------------------------------------------------------
                                                                                                  Signature

                                                                              Votes must be indicated (x) in Black or Blue ink [X]